                            STOCK PURCHASE AGREEMENT


            This STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made as of September ____, 2000, among ANCHOR GAMING, a Nevada corporation (the "COMPANY"), and severally each of the stockholders of the Company listed on Exhibit A hereto (each a "FULTON PARTY" and collectively, the "FULTON PARTIES").

       WHEREAS, each Fulton Party is the record and beneficial owner of a certain number of shares of common stock, par value $.01 per share, of the Company (the "COMMON STOCK") set forth next to such Fulton Party's name on Exhibit A hereto (collectively, the "SHARES");

     WHEREAS, subject to the terms and conditions specified herein, each of the Fulton Parties severally wishes to sell to the Company, and the Company wishes to purchase from the Fulton Parties, the Shares;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained in this Agreement, the Company and each of the Fulton Parties severally and not jointly agrees as follows:


     1. PURCHASE AND SALE OF SHARES. Upon the terms and subject to the conditions set forth in this Agreement, each of the Fulton Parties agrees to sell (or cause to be sold) to the Company, and the Company agrees to purchase from the Fulton Parties, the Shares set forth next to such Fulton Party's name on Exhibit A hereto for the Per Share Purchase Price (as hereafter defined).


     The "Per Share Purchase Price" shall be $66.60 per share if the Closing (as defined in Section 2) is on or before October 16, 2000. If the Closing does not occur on or before October 16, 2000, but occurs on or before November 6, 2000, the Per Share Purchase Price shall be increased daily by an amount equal to six and one-half percent (6 1/2 %) per annum simple interest based on a 360 day year, calculated daily beginning October 16, 2000 until the Closing Date for each day the Closing is extended. If the Closing does not occur on or before November 6, 2000, the Per Share Purchase Price shall be increased daily by an amount equal to twelve percent (12%) per annum simple interest based on a 360 day year, calculated daily for each day the Closing is extended after November 6, 2000 until the Closing Date.


     2. CLOSING; DELIVERIES. The closing of the purchase and sale of the Shares (the "CLOSING") shall occur at the offices of Lionel Sawyer & Collins or such other location as the parties hereto may mutually agree. Unless this Agreement is earlier terminated pursuant to Section 7.1., the Closing shall take place as promptly as practicable, but no later than five business days following satisfaction or waiver of the conditions set forth in Section 6.

     At the Closing,

     (i) each Fulton Party shall deliver (or cause to be delivered) to the Company the stock certificates evidencing the Shares set forth opposite such Fulton Party's name on Exhibit A hereto that are represented by stock certificates, duly executed or accompanied by stock power(s) duly endorsed in blank and shall cause the non-certificated Shares set forth opposite such Fulton Party's name on Exhibit A hereto that are held in the accounts indicated on Exhibit A, if any, to be transferred by book entry to the account of the Company.

     (ii) the Company shall pay to each Fulton Party an amount equal to the product of (x) the Per Share Purchase Price MULTIPLIED BY (y) the number of Shares that are being sold to the Company pursuant to this Agreement. With respect to each of the Fulton Parties other than Stanley E. Fulton, such amount shall be payable by wire transfer in immediately available funds to an account or accounts designated at least two business days prior to the Closing Date by such Fulton Party in writing to the Company. With respect to Stanley E. Fulton, a portion of such amount shall be payable by the Notes (as hereafter defined), which Notes shall be executed and delivered at the Closing, and the balance shall be payable by wire transfer in immediately available funds to an account or accounts designated at least two business days prior to the Closing Date by Stanley E. Fulton in writing to the Company. Stanley E. Fulton agrees that he will, in connection with his receipt of the Notes, execute for the benefit of the Company's senior lenders and purchasers of any debt securities issued to finance the transactions contemplated by the Transaction Documents, a subordination agreement subordinating his rights under the Notes to the rights of such lenders and purchasers to the same extent (as nearly as practical) as the rights of such purchasers are subordinate to those of such senior lenders. The "Notes" shall mean a promissory note in the principal amount of Sixty One Million And 00/100 Dollars ($61,000,000), and a promissory note in the principal amount of Five Million And 00/100 Dollars ($5,000,000), each payable to Stanley
E. Fulton or his assignee, with interest accruing at eleven percent (11%) per annum for a twelve (12) month term and substantially in the forms attached hereto as Exhibit C -1 and Exhibit C-2, respectively (collectively, the "NOTES"); and

      (iii) Stanley E. Fulton and the Company shall duly execute and deliver a Consulting Agreement in substantially the form of Exhibit D hereto (the "CONSULTING AGREEMENT"), the Nuevo Sol Purchase Agreement (as hereinafter defined), and the Ourway Assignment (as hereinafter defined).


      The date on which the Closing occurs is hereinafter referred to as the "CLOSING DATE." Upon execution of this Agreement, (x) each of Elizabeth F. Jones and Michael B. Fulton shall deliver to the Company his or her resignation from the Company's Board of Directors, which resignations shall, by their respective terms, automatically become effective immediately upon the Closing, and (y) Stanley E. Fulton shall duly execute and deliver to the Company his resignation from the Company's Board of Directors and from his position as chairman of the board of the Company and as an officer and director of all subsidiaries and other affiliates of the Company (other than Nuevo Sol Turf Club, Inc., a New Mexico corporation ("NUEVO SOL"), and Ourway Realty, LLC, a Massachusetts limited liability company ("OURWAY")), of which Stanley E. Fulton is an officer and/or director, which resignations shall, by their terms, automatically become effective immediately upon the Closing.

      3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each of the Fulton Parties as of the date hereof and as of the Closing Date as follows:

         3.1. ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority to enter into and to carry out and perform its obligations under the Transaction Documents. For purposes of this Agreement, "TRANSACTION DOCUMENTS" shall mean (a) this Agreement, (b) the Consulting Agreement and (c) the Notes.

         3.2. DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE AGREEMENT; NO CONFLICT.

              3.2.1 The execution, delivery and performance of the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been, and when executed and delivered the other Transaction Documents will be, duly executed and delivered by the Company and constitutes, or when executed and delivered at the Closing will constitute, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally and limitations on corporate distributions.

                  3.2.2. The execution, delivery and, subject to obtaining the consents set forth in Schedule 3.2 hereto, performance by the Company of the Transaction Documents and the consummation of the transactions contemplated thereby will not, except in each case where the effect of non-compliance could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations under the Transaction Documents, (i) modify, breach or constitute grounds for the occurrence or declaration of a default under or give rise to a right to terminate any agreement, license, indenture, undertaking or other instrument to which the Company is a party or by which it or any of its assets may be bound or affected, (ii) violate any provision of law or any regulation or any order, judgment or decree of any court or other agency of government to which the Company is subject, (iii) violate any provision of the Articles of Incorporation or By-Laws of the Company, or (iv) result in the creation or imposition of (or the obligation to create or impose) any liens, mortgages, pledges, charges, claims or other encumbrances on any of the Company's properties.

         3.3. GOVERNMENTAL CONSENT. Except as set forth in Schedule 3.3 hereto, no consent, approval, authorization, permit, waiver or license of or from, notification to, or declaration or filing with, any federal, state, local, municipal, foreign or other governmental body or authority ("GOVERNMENTAL BODY"), including, without limitation, any consent, approval, authorization, permit, waiver or license of or from, notification to, or declaration or filing with, any gaming authority ("GAMING AUTHORITY") in any jurisdiction in which the Company is licensed to conduct gaming, to conduct parimutual wagering or to provide gaming, parimutual or lottery equipment or services, or in which the Company is seeking such a license at the time this Agreement is executed ("GAMING CONSENTS"), on the part of the Company, is required for the execution and delivery of, or performance of its obligations under, the Transaction Documents or the purchase of the Shares from the Fulton Parties pursuant to this Agreement.

         3.4. NO THIRD PARTY DISCUSSIONS. As of the date of execution of this Agreement, with the exception of the Transaction Documents, the Nuevo Sol Purchase Agreement and the Ourway Assignment, the Company has not entered into any written or oral agreements, and is not engaged in any current ongoing discussions, with any third party regarding any merger, stock exchange, reorganization or change in control of the Company.

         3.5. FINANCING COMMITMENT. The Company has received a commitment letter from Bank of America N.A. in the form attached as Exhibit E hereto (the "COMMITMENT LETTER"), which has not been amended, modified or rescinded and is in full force and effect.

         3.6. FINDERS' FEES. Except for Wasserstein Perella & Co., Inc., there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission upon consummation of the transactions contemplated by this Agreement or any of the other Transaction Documents (excluding, in each case, any related financing transactions).

         3.7. SPECIAL COMMITTEE. The transactions contemplated by the Transaction Documents have been duly authorized by a duly constituted committee of the board of directors of the Company that was irrevocably vested with the full power of the board of directors of the Company to negotiate and authorize the transactions contemplated by the Transaction Documents. No member of such committee had, at any relevant time, any interest, relationship, agreement or understanding that causes him not to be independent and disinterested for the purposes of authorizing the transactions contemplated by the Transaction Documents.

      4. REPRESENTATIONS AND WARRANTIES OF THE FULTON PARTIES. Each Fulton Party hereby as to itself only severally and not jointly represents and warrants to the Company as of the date hereof and as of the Closing Date as follows:

         4.1. ORGANIZATION AND QUALIFICATION. Each such Fulton Party that is not an individual is duly organized, validly existing and, if not a trust, in good standing under the laws of its jurisdiction of organization. Each Fulton Party that is not an individual has all requisite power and authority to enter into and to carry out and perform its obligations under the Transaction Documents to which it is a party. Each such Fulton Party that is an individual has full legal capacity to execute and deliver the Transaction Documents to which it is a party and to carry out and perform its obligations thereunder.

         4.2. DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE AGREEMENT; NO CONFLICT.

                  4.2.1. The execution, delivery and performance of the Transaction Documents have been duly authorized by all necessary action on the part of each such Fulton Party. This Agreement has been, and when executed and delivered the other Transaction Documents will be, duly executed and delivered by such Fulton Party that is party thereto and constitutes, or when executed and delivered at the Closing will constitute, valid and binding obligations of such Fulton Party that is party thereto, enforceable against such Fulton Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally. With respect to each such Fulton Party that is a trust, the trustee or trustees executing and delivering this Agreement on behalf of such Fulton Party constitute all the trustees of such Fulton Party.

                  4.2.2. The execution, delivery and, subject to obtaining the consents set forth in Schedules 3.3 and 4.3 hereto, the performance by each such Fulton Party of the Transaction Documents to which it is a party, and the consummation of the transactions contemplated thereby, will not, to the best of such Fulton Party's knowledge, except in each case where the effect of non-compliance could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Fulton Party to perform its respective obligations under the Transaction Documents to which it is a party, (i) modify, breach or constitute grounds for the occurrence or declaration of a default under or give rise to a right to terminate any agreement, license, indenture, undertaking or other instrument to which such Fulton Party is a party or by which it or any of its assets may be bound or affected, (ii) violate any provision of law or any regulation or any order, judgment or decree of any court or other agency of government to which any such Fulton Party is subject, (iii) violate any provision of the organizational or government documents, including, without limitation, any trust agreement, of any such Fulton Party, or (iv) result in the creation or imposition of (or the obligation to create or impose) any liens, mortgages, pledges, charges, claims or other encumbrances on any of the Shares of any such Fulton Party.

         For purposes of this Section 4.2.2., "to the best of such Fulton Party's knowledge" means to the actual knowledge of those individuals set forth next to the name of each Fulton Party listed on Exhibit A hereto, solely with respect to such individual's knowledge of that particular Fulton Party and without any obligation on such individual's part to investigate into any such matters.

         4.3. GOVERNMENTAL CONSENT. Except as set forth in Schedule 3.3 or 4.3 hereto , no consent, approval, authorization, permit, waiver or license of or from, notification to, or declaration or filing with, any Governmental Body on the part of any such Fulton Party is required for the execution and delivery of the Transaction Documents to which it is a party or the sale of the Shares by such Fulton Party to the Company pursuant to this Agreement.

         4.4. OWNERSHIP OF SHARES. Each such Fulton Party is the sole record owner and each such Fulton Party or such Fulton Party's immediate family members are the sole beneficial owners of the Shares as are set forth opposite such Fulton Party's name on Exhibit A hereto, free and clear of any mortgage, security interest, pledge, hypothecation, assignment, deposit arrangement, lien, charge, preference, priority or other security agreement, option, warrant, attachment, right of first refusal, preemptive right, conversion, put, call or other claim or right, restriction on transfer, or preferential arrangement of any kind or nature whatsoever (including, without limitation, any restriction on the transfer of any assets, any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction) (collectively, "Encumbrances"). At the Closing, such Fulton Party will deliver (or cause to be delivered) to the Company valid, good and marketable title to the Shares being sold by such Fulton Party to the Company, free and clear of all Encumbrances. Other than the irrevocable proxy granted by each Fulton Party (other than Stanley E. Fulton) to Stanley E. Fulton, which proxy each Fulton Party agrees will be cancelled effective as of the Closing Date, none of the Shares being sold by any such Fulton Party to the Company hereunder is subject to any voting agreement or other contract, agreement, arrangement, commitment or understanding restricting the voting, dividend rights, transfer or other disposition of such Shares.

         4.5. FINDERS' FEES. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of any such Fulton Party who might be entitled to any fee or commission upon consummation of the transactions contemplated by this Agreement or any of the other Transaction Documents.

         4.6. INFORMATION. Each such Fulton Party has received certain information concerning the business, properties, prospects and financial condition of the Company and has had an opportunity to request and receive additional information from the Company as desired in order to evaluate the merits and risks of entering into this Agreement.

      5. COVENANTS. Each Fulton Party severally and not jointly covenants and agrees with the Company as set forth below:

         5.1. REGULATORY APPROVAL. The Company shall file, as soon as practicable after the date of this Agreement, all material notices, reports and other documents required to be filed with any Governmental Body on behalf of the Company, and shall use its best efforts to obtain any necessary consents or approvals with respect to the transactions contemplated by the Transaction Documents, and to submit promptly any additional information requested by any such Governmental Body or Gaming Authority, and shall cooperate in any investigations or inquiries conducted by any such Governmental Body or Gaming Authority with respect to any notices, reports or other documents filed with such Governmental Body or Gaming Authority in connection with the transactions contemplated by the Transaction Documents. The Company will advise the Fulton Parties of any Gaming Consents that are required on behalf of any of the Fulton Parties to consummate the purchase of the Shares hereunder. At the request of any Fulton Party, and contingent upon such Fulton Party promptly providing any necessary information, the Company will prepare and file any notice, report, application or other document required on behalf of such Fulton Party to consummate the purchase of the Shares hereunder. All requests for information from the Company to any Fulton Party in connection with the Gaming Consents shall be made by the Company in writing to such Fulton Party and in accordance with Section 9.2 of this Agreement.


         Each Fulton Party shall use its best efforts to file, as soon as practicable after the date of this Agreement, all notices, reports and other documents required to be filed with any Governmental Body (other than Gaming Consents), on behalf of such Fulton Party, with respect to the transactions contemplated by the Transaction Documents. Each Fulton Party shall cooperate with the Company in obtaining the Gaming Consents, submit promptly any additional information requested by any Governmental Body or Gaming Authority, and shall cooperate in any investigations or inquiries conducted by any Governmental Body or Gaming Authority with respect to any notices, reports or other documents filed with such Governmental Body or Gaming Authority in connection with the transactions contemplated by the Transaction Documents.

         The Company and each Fulton Party shall (A) give the other parties hereto prompt notice of the commencement of any action, suit, litigation, arbitration, proceeding or investigation ("LEGAL PROCEEDING") by or before any court or Governmental Body with respect to the transactions contemplated by this Agreement, and (B) keep the other parties informed as to the status of any such Legal Proceeding.

         5.2. FINANCING. The Company shall use its best efforts, as soon as practicable after the date of this Agreement, to diligently pursue and obtain the financing necessary to consummate the transactions contemplated by this Agreement, from Bank of America or otherwise, on the terms set forth in the Commitment Letter, or upon such other terms and conditions as are, in the Company's good faith judgment, no less favorable to the Company than those set forth in the Commitment Letter.

         5.3. STANDSTILL. For a period of two years from the date of this Agreement, unless specifically invited in writing by the Company, Stanley E. Fulton will not in any manner: (a) effect or seek, offer or propose to effect (whether publicly or otherwise), (i) any acquisition of any securities (or beneficial ownership thereof) in excess of an aggregate of 5% of the number of shares of common stock of the Company outstanding at the time of acquisition thereof by Stanley E. Fulton or any assets of the Company or any of its subsidiaries, (ii) any tender or exchange offer, merger or other business combination involving the Company or any of its subsidiaries, (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries, or (iv) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the Securities and Exchange Commission) or consents to vote any voting securities of the Company; (b) join a "group" (as defined under the under the Securities Exchange Act of 1934, as amended) with respect to the Company to effect or seek, offer or propose to effect any of the actions specified in (a) above (except that this clause will not prohibit acquisition by Stanley E. Fulton of an aggregate of 5% or less of the number of shares of common stock of the Company outstanding at the time of acquisition thereof by Stanley E. Fulton); or (c) take any action that would require the Company to make a public announcement regarding any of the types of matters set forth in (a) above. During such period, Stanley E. Fulton will not request the Company (or its directors, officers, employees or agents) to amend or waive any provision of this Section
5.2 (including, without limitation, this sentence).

         5.4. INTENTIONALLY DELETED.

         5.5. INTENTIONALLY DELETED.

         5.6. PROXIES. Each Fulton Party covenants and agrees for the benefit of each other Fulton Party that effective as of the Closing, the proxy granted by such Fulton Party in favor of Stanley E. Fulton existing as of the date hereof will be cancelled and made of no further force or effect without action on the part of any Fulton Party.

         5.7. FURTHER ASSURANCES. Each party hereto, at the request of any other party hereto, shall execute and deliver (or cause to be executed and delivered) such other instruments and do and perform (or cause to be done and performed) such other acts and things (including, without limitation, all actions reasonably necessary, proper or advisable to seek and obtain any and all consents, approvals, authorizations, permits, waivers and licenses of any Governmental Body, as may be necessary or desirable to consummate the transactions contemplated by the Transaction Documents. Without limiting the generality of the foregoing, each Fulton Party agrees that it will not vote any of the Shares owned or held by it or with respect to which such Fulton Party has voting power, whether by written consent or otherwise, to delay, impair, impede, hinder or prevent the consummation of the transactions contemplated hereby.

         5.8.     INDEMNIFICATION.

     (a) The indemnification provisions of the Restated Articles of Incorporation and By-Laws of the Company as in effect on the date hereof shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of any Fulton Party who on the date hereof is a director, officer, employee or agent of the Company. In addition, the Company acknowledges and affirms its continuing obligation to honor, in accordance with their respective terms, each of the indemnification agreements of each Fulton Party that is a party to such an agreement as of the date hereof, including, without limitation, the Indemnification Agreement between the Company and Elizabeth F. Jones dated September, 1994, the Indemnification Agreement between the Company and Michael B. Fulton dated August 14, 1995, and the Indemnification Agreement between the Company and Stanley E. Fulton dated September, 1994.

     (b) Notwithstanding the Closing, and regardless of any investigation made at any time by or on behalf of any Fulton Party or any information that any Fulton Party may have, the Company agrees to indemnify, save and hold each Fulton Party harmless against, to the extent permissible by Nevada law, any costs or expenses (including attorneys' fees), claims, demands, actions, suits and proceedings, judgments, fines (including attorneys' fees), losses, liabilities or damages, and any amounts paid in settlement, directly or indirectly arising out of, relating to or in connection with (i) any breach by the Company of any surviving representation, warranty, covenant or agreement of the Company contained in this Agreement, or (ii) the transactions contemplated by this Agreement; provided, however, that the Company shall not indemnify any Fulton Party against claims by any other Fulton Party or indemnify a Fulton Party against its own breach of this Agreement.

     (c) Notwithstanding the Closing, and regardless of any investigation made at any time by or on behalf of the Company or any information that the Company may have, each Fulton Party severally and not jointly, agrees to indemnify, save and hold the Company harmless against any costs or expenses (including attorneys' fees), claims, demands, actions, suits and proceedings, judgments, fines (including attorneys' fees), losses, liabilities or damages, and any amounts paid in settlement, directly or indirectly arising out of, relating to or in connection with any breach made solely by such Fulton Party of any surviving representation, warranty, covenant or agreement made solely by such Fulton Party contained in this Agreement.

                  5.8.1.   Intentionally Deleted.

                  5.8.2. All expenses, including all attorneys' fees, of the Fulton Parties incurred and subject to this Section 5.8. shall be paid by the Company as they are incurred and in advance of the final disposition of the action, suit or proceeding.

                  5.8.3. Each Fulton Party claiming indemnification under
Section 5.8(b) ("Claimant") shall provide the Company notice of any such claims of liability with reasonable promptness, and the Company, at its election, shall have the right of defense in such proceedings, by counsel of its own choosing, at the Company's expense. The failure of any Claimant to give such notice shall not relieve the Company from any liability which it may have to the Claimant under Section 5.8(b), except to the extent of actual prejudice suffered by the Company on account of such failure. Claimant shall cooperate fully in all respects with the Company in any such defense. If the Company does not notify Claimant within ten (10) days of Claimant's notice to the Company of a potential claim that the Company will defend the same, or should the Company fail to file any answer or other pleading at least five (5) days before the same is due, Claimant may defend or settle such claim or action at the Company's sole cost and expense in such manner as Claimant deems appropriate, in its sole discretion. If the Company so notifies Claimant concurrently with the Company's notice of election to defend, the Company may defend, but not settle, a claim without waiving its right to assert that such claim is not subject to th indemnification in Section 5.8(b). If the Company elects to defend a claim, Claimant may, at the Company's expense, participate in such matter with counsel of Claimant's own choosing.

                  5.8.4. In the event that the Company or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in each such case, proper provisions shall be made so that the successors and assigns of the Company shall assume the obligations of the Company set forth in this Section 5.8.

                  5.8.5. For a period of six years after the Closing Date, the Company shall cause to be maintained in effect the current policies of directors' and officers' liability insurance maintained by the Company and its subsidiaries (provided that the Company may substitute therefor policies of at least the same coverage and amounts containing terms and conditions that are no less advantageous to the current directors and officers) with respect to matters arising on or before the Closing Date.

                  5.8.6. The Company shall pay all reasonable expenses, including reasonable attorneys' fees, that may be incurred by any Fulton Party in enforcing the indemnity and other obligations provided in this Section 5.8.

                  5.8.7. The rights of each Fulton Party hereunder shall be in addition to, and not in limitation of, any other rights such Fulton Party may have or hereafter acquire, including, without limitation, under the charter or bylaws of the Company, any indemnification agreement, under applicable law or otherwise.

                  5.8.8. The obligations of the Company in this Section 5.8 . shall survive the Closing, shall continue indefinitely and shall inure to the benefit of the Fulton Parties' and their respective heirs, executors, administrators, successors and assigns.

      6. CONDITIONS TO THE CLOSING.

         6.1. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT THE CLOSING. The Company's obligation to purchase the Shares of any Fulton Party at the Closing is subject to the satisfaction (or waiver by the Company), on or prior to the Closing, of the following conditions:


              6.1.1. REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of each Fulton Party set forth in Section 4 hereof shall be true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) (i) as of the date hereof and (ii) as of the Closing Date as if made on such date (provided that in the cases of clauses (i) and (ii), any such representation and warranty made as of a specific date shall be true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) on and as of such specific date).

              6.1.2. PERFORMANCE OF OBLIGATIONS. Such Fulton Party shall have performed in all material respects all covenants and obligations herein required to be performed or observed by such Fulton Party on or prior to the Closing.

              6.1.3. CONSENTS, PERMITS, AND WAIVERS. On or prior to the
Closing Date, the Company shall have filed and obtained any and all consents, approvals, authorizations, permits, licenses and waivers required to be obtained by the Company for consummation of the transactions contemplated by this Agreement and the other Transaction Documents.

              6.1.4. ABSENCE OF RESTRAINT. No order to restrain, enjoin or otherwise prevent the consummation of the transactions contemplated hereby shall have been entered by any court or Governmental Body and not rescinded or overturned. No litigation instituted by any Governmental Body shall be pending to restrain or invalidate any material part of the transactions contemplated by this Agreement.

              6.1.5. FAIRNESS AND SOLVENCY OPINIONS. The Company shall have received a fairness opinion and a solvency opinion from Houlihan Lokey Howard & Zukin Financial Advisors, Inc., or from another investment banking firm reasonably acceptable to the Company, in each case in form and substance reasonably acceptable to the Company and effective as of the Closing Date.

              6.1.6. FINANCING. The Company shall have obtained financing, from Bank of America or otherwise, in an aggregate principal amount of not less than $250,000,000.00 on the terms set forth in the Commitment Letter, or upon such other terms and conditions as are, in the Company's good faith judgment, no less favorable to the Company than those set forth in the Commitment Letter.

              6.1.7. BOARD RESIGNATION. The resignations of Elizabeth F. Jones and Michael B. Fulton from the Company's Board of Directors shall have been delivered to the Company to become effective on the Closing Date.

              6.1.8. STANLEY E. FULTON RESIGNATIONS. The resignation of
Stanley E. Fulton from the Company's Board of Directors and from his position as chairman of the board of the Company and as an officer and director of all subsidiaries and other affiliates of the Company (other than Nuevo Sol and Ourway) of which Fulton is an officer and/or director shall have been delivered to the Company to become effective on the Closing Date.

                  6.1.9. CONSULTING AGREEMENT. Stanley E. Fulton shall have executed and delivered to the Company a copy of the Consulting Agreement, which shall be in full force and effect.

                  6.1.10. NUEVO SOL AND OURWAY PURCHASE AGREEMENTS. Stanley E. Fulton or his assignee and the Company shall have executed and delivered that certain Asset Purchase Agreement of even date herewith between the Company and Stanley E. Fulton or his assignee regarding the purchase of all the assets of Nuevo Sol, in a form agreed to by both parties ("NUEVO SOL PURCHASE AGREEMENT"), and that certain Assignment of Membership Interests of even date herewith between the Company and Stanley E. Fulton or his assignee regarding the purchase of the Company's membership interest in Ourway, in a form agreed to by both parties ("OURWAY ASSIGNMENT"), each of which shall be in full force and effect.

         6.2. CONDITIONS TO OBLIGATIONS OF THE FULTON PARTIES. The obligation of each Fulton Party to sell the Shares set forth opposite such Fulton Party's name on Exhibit A at the Closing is subject to the satisfaction (or waiver by such Fulton Party), on or prior to the Closing, of the following conditions:

                  6.2.1. REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the Company set forth in Section 3 hereof shall be true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) (i) as of the date hereof and (ii) as of the Closing Date as if made on such date (provided that in the cases of clauses (i) and (ii), any such representation and warranty made as of a specific date shall be true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) on and as of such specific date).

                  6.2.2. PERFORMANCE OF OBLIGATIONS. The Company shall have performed in all material respects all covenants and obligations herein required to be performed or observed by it on or prior to the Closing.

                  6.2.3. CONSENTS, PERMITS, AND WAIVERS. On or prior to the Closing Date, the Company shall have filed and obtained any and all consents, approvals, authorizations, permits and waivers required to be obtained on behalf of such Fulton Party for consummation of the transactions contemplated by this Agreement and the other Transaction Documents.

                  6.2.4. ABSENCE OF RESTRAINT. No order to restrain, enjoin or otherwise prevent the consummation of the transactions contemplated hereby shall have been entered by any court or Governmental Body and not rescinded or overturned. No litigation instituted by any Governmental Body shall be pending to restrain or invalidate any material part of the transactions contemplated by this Agreement.

                  6.2.5. CONSULTING AGREEMENT. With respect to the obligations of Stanley E. Fulton, the Company shall have executed and delivered to Stanley
E. Fulton a copy of the Consulting Agreement, which shall be in full force and effect.

                  6.2.6. NUEVO SOL AND OURWAY PURCHASE AGREEMENTS. With respect to the obligations of Stanley E. Fulton, the Company shall have executed and delivered to Stanley E. Fulton the Nuevo Sol Purchase Agreement and the Ourway Assignment, each of which shall be in full force and effect.

      7. TERMINATION.

         7.1. TERMINATION. The obligations of the parties contained herein relating to the sale and purchase of the Shares may be terminated at any time prior to the Closing Date:

                  7.1.1. By the Company or any Fulton Party (but only with respect to such Fulton Party) if the Closing shall not have occurred on or before December 15, 2000.

                  7.1.2. By mutual agreement of the Company and the Fulton Parties or by mutual agreement of the Company and any one Fulton Party (but only with respect to such Fulton Party).

                  7.1.4. By either the Company or any Fulton Party (but only with respect to such Fulton Party) if any court or Governmental Body shall have issued an injunction, order or decree (a "RESTRAINT") or taken any other action permanently enjoining, restraining or otherwise preventing the consummation of the transactions contemplated by this Agreement and such Restraint or other action shall become final and non-appealable, provided the party seeking to terminate this Agreement shall have used its best efforts to prevent entry of and to remove such Restraint.

                  7.1.5. By the Company if any Fulton Party (but only with respect to such Fulton Party) shall have breached or failed to perform in any material respect any representation, warranty, covenant or agreement contained in this Agreement on the part of such Fulton Party and such Fulton Party has not cured such breach or failure within five business days following notification thereof by the Company or is not using its reasonable efforts to cure such breach after such notification.

                  7.1.6. By any Fulton Party (but only with respect to such Fulton Party) if the Company shall have breached or failed to perform in any material respect any representation, warranty, covenant or agreement contained in this Agreement on the part of the Company and the Company has not cured such breach or failure within five business days following notification thereof by such Fulton Party or is not using its reasonable efforts to cure such breach after such notification.

         7.2. EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to Section 7.1., this Agreement shall become void and have no effect with respect to those parties terminating the Agreement, without any liability on the part of any such party or its directors, officers or stockholders, except that each party hereto shall remain liable for its breaches of this Agreement prior to its termination. Notwithstanding the foregoing, nothing in this Section 7.2. shall relieve any party to this Agreement of liability for fraud in connection with this Agreement or relieve the Company of any obligations to any Fulton Parties not terminating the Agreement.

      8. FEES AND EXPENSES. All costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses.

      9. MISCELLANEOUS.

         9.1. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENT. Notwithstanding any investigation made by any party to this Agreement, the representations and warranties made by the Company and each Fulton Party in this Agreement shall not survive the Closing (other than the representations and warranties of the Fulton Parties contained in Section 4.4., and the representations and warranties of the Company contained in each of Sections 3.4. and 3.7., which shall survive indefinitely), and in each case shall thereafter be of no further force or effect, except in the case of fraud in connection with this Agreement. All covenants and agreements contained in this Agreement shall survive the Closing Date in accordance with their terms, including, without limitation, the indemnification of the Fulton Parties by the Company in Section 5.8.

         9.2. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, or nationally recognized overnight express courier postage prepaid, or by facsimile, and shall be deemed given on the first business day delivery is attempted or upon receipt, whichever is sooner (or upon facsimile confirmation) and shall be delivered as follows:

                  if to the Company, to:

                      Anchor Gaming
                      815 Pilot Road, Suite B
                      Las Vegas, Nevada 89119
                      Attention:  David D. Johnson, Esq.

                  with a copy to:

                      Irell & Manella LLP
                      1800 Avenue of the Stars, Suite 900
                      Los Angeles, CA  90067
                      Attention:  Kevin McGeehan, Esq.


                  if to Stanley E. Fulton, to:

                      815 Pilot Road, Suite B
                      Las Vegas, Nevada 89119
                      Attention: Stanley E. Fulton

                  with a copy to:

                      Lionel Sawyer & Collins
                      300 South Fourth Street, Suite 1700
                      Las Vegas, Nevada 89101
                      Attention:  Anthony N. Cabot, Esq.

         if to Michael B. Fulton, Elizabeth F. Jones, EFJ Investments LP, Michael Bryan Fulton Trust UA 03-20-98 Bryce David Jones, or Michael Bryan Fulton Trust UA 03-20-98 Elizabeth Ann Jones, to such party's address as set forth on Exhibit B, with a copy to:

                           McDermott Will & Emery
                           600 13th Street, N.W.
                           Washington, D.C.  20005-3096

                           Attention:  Karen A. Dewis, Esq.

                  if to Virginia L. Fulton, to such party's address as set forth on Exhibit B, with a copy to:

                           Art Koski, Esq.
                           568 Yamato Road
                           Boca Raton, Florida 33431

                  if to any Fulton Party other than Stanley E. Fulton, Michael B. Fulton, Elizabeth F. Jones, EFJ Investments LP, Michael Bryan Fulton Trust UA 03-20-98 Bryce David Jones, Michael Bryan Fulton Trust UA 03-20-98 Elizabeth Ann Jones, or Virginia L. Fulton, to such party's address as set forth on Exhibit B.

      9.3. ADJUSTMENTS. In the event of any change in the Common Stock by reason of a stock dividend, split-up, recapitalization, combination, conversion, exchange of shares or other similar change in the corporate or capital structure of the Company, the type and number of shares or securities subject to various provisions of this Agreement (and the per share price of such shares or securities) shall be adjusted appropriately, so that the Company's and the Fulton Parties' rights under this Agreement shall be preserved as nearly as practicable.

      9.4. ASSIGNABILITY AND ENFORCEABILITY. This Agreement shall be binding on and enforceable by the parties and their respective successors and permitted assigns. No party may assign or delegate any of its rights, benefits, obligations or duties under this Agreement to any person or entity without the prior written consent of the other parties hereto, except that any Fulton Party may assign its rights (but not delegate any duties) under this Agreement to a family limited partnership or trust established for the benefit of such Fulton Party or his or her family or to any wholly owned affiliate of such Fulton Party. No such assignment or delegation shall relieve the Company or any Fulton Party, as the case may be, of its obligations or duties under this Agreement.

      9.5. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement shall be binding on any party unless consented to in writing by such party. No waiver of any provision of this Agreement shall be construed as a waiver of any other provision nor shall any waiver constitute a continuing waiver unless otherwise expressly provided. No provision of this Agreement shall be deemed waived by a course of conduct, including, without limitation, the act of Closing, unless such waiver is in writing signed by all parties and stating specifically that it was intended to modify this Agreement.

      9.6. ENTIRE AGREEMENT. This Agreement, the other Transaction Documents, the Nuevo Sol Purchase Agreement and the Ourway Assignment, including, without limitation, the Schedules and Exhibits and any agreements or documents referred to herein or therein or executed contemporaneously herewith or therewith, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior written agreements, understandings, negotiations and discussions and all prior and contemporaneous oral agreements, understandings, negotiations and discussions. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral or otherwise, relating to the subject matter hereof except as herein provided.

      9.7. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

      9.8. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      9.9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the choice of law provisions thereof.

      9.10. CONSTRUCTION. The parties hereto agree that ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of construction that any ambiguity shall be resolved against the drafting party.

      9.11. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

      9.12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

      9.13. FULTON PARTY SEVERABILITY. Notwithstanding anything to the contrary herein, each and every representation, warranty, covenant, obligation, agreement, duty and other provision of this Agreement relating to a certain Fulton Party shall be several with respect to such Fulton Party, as though this Agreement were made solely between the Company and such certain Fulton Party. Without limiting the generality of the foregoing, any breach, default or termination of this Agreement by any one Fulton Party shall have no effect on any other Fulton Party and each representation and warranty of any Fulton Party will be made with respect only to such Fulton Party.


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                            ANCHOR GAMING


                                            By:
                                                ----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------


                                            FULTON PARTIES:



                                            --------------------------------
                                            Stanley E. Fulton


[SIGNATURE PAGE CONTINUES]

[SIGNATURE PAGE CONTINUED]


                                            --------------------------------
                                            Stanley M. Fulton


                                            --------------------------------
                                            Michael B. Fulton


                                            --------------------------------
                                            Elizabeth M. Fulton


                                            --------------------------------
                                            Lucinda F. Tischer


                                            --------------------------------
                                            Virginia L. Fulton


                                            --------------------------------
                                            Deborah J. Fulton


                                            --------------------------------
                                            Elizabeth F. Jones


                                            TISCHER FAMILY LIMITED PARTNERSHIP


                                            By:
                                                ----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------


[SIGNATURE PAGE CONTINUES]

[SIGNATURE PAGE CONTINUED]

                                            LUCINDA F. TISCHER 1999 GRANTOR
                                            RETAINED ANNUITY TRUST #1


                                            By:
                                                ----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                                            LUCINDA F. TISCHER 1999 GRANTOR
                                            RETAINED ANNUITY TRUST #1


                                            By:
                                                ----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                                            EFJ INVESTMENTS LP


                                            By:
                                                ----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                                            MICHAEL BRYAN FULTON TRUST
                                            UA 03-20-98
                                            BRYCE DAVID JONES

                                            By:
                                                ----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                                            MICHAEL BRYAN FULTON TRUST
                                            UA 03-20-98
                                            ELIZABETH ANN JONES

                                            By:
                                                ----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                                    EXHIBIT A

                             LIST OF FULTON PARTIES





   STOCKHOLDER                INDIVIDUAL       NUMBER OF SHARES TO BE SOLD
Stanley E. Fulton          Stanley E. Fulton       3,200,000

Stanley M. Fulton          Stanley M. Fulton         225,000

Michael B. Fulton          Michael B. Fulton         206,200

Elizabeth M. Fulton        Elizabeth M. Fulton        60,000

Lucinda F. Tischer         Lucinda F. Tischer        112,000

Tischer Family Limited     Lucinda F. Tischer        100,000
Partnership

Lucinda F. Tischer 1999    Lucinda F. Tischer          9,000
  Grantor Retained
  Annuity Trust #1

Lucinda F. Tischer 1999    Lucinda F. Tischer          9,000
  Grantor Retained
  Annuity Trust #2

Virginia L. Fulton         Virginia L. Fulton        230,000

Deborah J. Fulton          Deborah J. Fulton         220,000

Elizabeth F. Jones         Elizabeth F. Jones        177,480

EFJ Investments L.P.       Thomas D. Jones,           45,000
                           as Trustee of EFJ
                           Management Trust,
                           General Partner

Michael Bryan Fulton       Michael Bryan Fulton,       1,260
  Trust UA 03-20-98        as Trustee
  Bryce David Jones

Michael Bryan Fulton       Michael Bryan Fulton,       1,260
  Trust UA 03-20-98        as Trustee
  Elizabeth Ann Jones

         TOTAL                                     4,596,200
                                                   ---------

                                    EXHIBIT B

                           ADDRESSES OF FULTON PARTIES




   FULTON PARTY                       ADDRESS
Stanley E. Fulton                c/o Anchor Gaming
                                 815 Pilot Road, Ste. G
                                 Las Vegas, NV 89119

Stanley M. Fulton                910 Harbor Drive
                                 Key Biscayne, Florida 33149

Michael B. Fulton                10314 Mystic Meadow Way
                                 Oakton, VA 22124

Elizabeth M. Fulton              2563 Pera Circle
                                 Las Vegas, Nevada 89121

EFJ Investments LP               11811 Lone Hickory Court
                                 Houston, Texas 77059

Michael Bryan Fulton Trust UA    10314 Mystic Meadow Way
03-20-98 Bryce David Jones       Oakton, VA 22124

Michael Bryan Fulton Trust UA    10314 Mystic Meadow Way
03-20-98 Elizabeth Ann Jones     Oakton, VA 22124

Lucinda F. Tischer               121 Randall Avenue
                                 Port Jefferson, NY 11777

Tischer Family Limited           c/o 121 Randall Avenue
Partnership                      Port Jefferson, NY 11777

Lucinda F. Tischer 1999          c/o 121 Randall Avenue
Grantor Retained Annuity         Port Jefferson, NY 11777
Trust #1

Lucinda F. Tischer 1999 Grantor  c/o 121 Randall Avenue
Retained Annuity Trust #2        Port Jefferson, NY 11777

Virginia L. Fulton               352 Northeast 2nd Street
                                 Boca Raton, FL 33432

Deborah J. Fulton                2071 Coopers Rock Incline
                                 Morgantown, West Virginia 26505

Elizabeth F. Jones               11811 Lone Hickory Court
                                 Houston, Texas 77059

                                  EXHIBIT C -1

                                 PROMISSORY NOTE

                                  EXHIBIT C -2

                                 PROMISSORY NOTE

                                    EXHIBIT D

                              CONSULTING AGREEMENT

                                    EXHIBIT E

                                COMMITMENT LETTER

                                  SCHEDULE 3.2

                                COMPANY CONSENTS






         (i) Any and all consents required by the Company's Senior Credit Facility with Bank of America as lead bank.

         (ii)     All consents set forth on Schedule 3.3

                                  SCHEDULE 3.3

                          COMPANY GOVERNMENTAL CONSENTS

                                  SCHEDULE 4.3

                       FULTON PARTY GOVERNMENTAL CONSENTS

THIS DOCUMENT IS REALLY VERSION 13 - WHICH IS FINAL VERSION

HOWEVER FOOTER WAS MANUALLY MODIFIED BECAUSE OF MINOR CHANGES AND SLIP PAGES AGREED UPON ON 9/23/00.

DO NOT USE COMPUTER NAMED VERSION V12 AS FINAL

COMPUTER NAMED VERSION V12 IS FINAL VERSION



                                       27